PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2016
Lewis and Clark Pharmaceuticals, Inc. [Member]
Schedule of major classes of property and equipment

Major classes of property and equipment at December 31, 2016 and 2015 consist of the following:

	2016	2015
Computers and equipment	$7,225	$7,225
Lab equipment	21,138	15,714
	28,363	22,939
Less: accumulated depreciation	(13,517)	(9,297)
Net property and equipment	$14,846	$13,642